UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2010

COMMISSION FILE NUMBER
000-52488

INFRAX SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	20-2583185
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

6365 53rd Street North, Pinellas Park, FL 33781
(Address of Principal Executive Offices)

(727) 498-8514
(Registrant's Telephone Number, Including Area Code)

Not Applicable
------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS
This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On August 26, 2010, Mr. Cris Perez resigned as the Company’s Secretary and member of the Board of Directors.  Resignation was accepted on September 6, 2010.  The resignation was not a result of any disagreement with the Company on any matter relating to its operation, policies or practices.

On September 6, 2010, the Board of Directors of Infrax Systems, Inc. (the “Company”) appointed Peter Messineo as Secretary and to the Board of Directors.

PETER MESSINEO

Mr. Messineo, age 49, is a certified public accountant in Florida and New York and is a registered public accountant with the Public Company Accounting Oversight Board (“PCAOB”). Peter has over 25 years of accounting experience in public accounting practice, consulting and private industry as Controller and Chief Financial Officer.

Public accounting experience has been with national (BDO Siedman, LLP) and regional CPA firms (Pender Newkirk & Co, LLP from 2004 through 2007) servicing a broad based clientele including technology companies.  Consulting experience has been with international consulting firm (Jefferson Wells International from 2007 through 2009) servicing multi-billion dollar clients, in the capacity of financial reporting, support and compliance.  Since 2009 Peter has been serving multiple clients registered with the Securities and Exchange Commission as a Board Member or in the capacity of compliance with quarterly and annual filings.

Peter received his degree in accounting from Pace University in New York and his Masters in Business Administration in Finance from Long Island University.

Item 9.01 Financial Statements and Exhibits

a)	Not applicable.
b)	Not applicable.
c)	Not applicable.
d)	Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.

Dated: September 10, 2010	/s/ Paul J. Aiello
Mr. Paul J. Aiello
Principal Executive Officer